UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

RE/MAX Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36101	80-0937145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5075 South Syracuse Street
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 770-5531

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	RMAX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, RE/MAX, LLC (“RE/MAX”), a subsidiary of RE/MAX Holdings, Inc. (the “Company”), entered into a Settlement Term Sheet on September 15, 2023 and a Settlement Agreement on October 5, 2023 (the “Settlement Agreement”) to resolve the pending litigation in class action lawsuits brought (i) by Scott and Rhonda Burnett et al. (United States District Court for the Western District of Missouri Case No. 4:19-cv-00332-SRB), (ii) by Christopher Moehrl et al. (United States District Court for the Northern District of Illinois Case No. 1:19-cv-01610-ARW) and (iii) by Jennifer Nosalek et al. (United States District Court for the District of Massachusetts Case No. 1:20-cv-12244-PBS) (these lawsuits are referred to collectively as the “Lawsuits”).

On November 20, 2023, the United States District Court for the Western District of Missouri granted preliminary approval of the Settlement Agreement.

The Settlement Agreement remains subject to final court approval and will be effective following any appeals process, if applicable.

On November 20, 2023, RE/MAX issued a press release regarding the preliminary approval of the Settlement Agreement, which is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.*

Exhibit No.	Description
99.1	Press release issued November 20, 2023
104	Cover Page Interactive Data File (formatted as inline XBRL)

* The information contained in Items 7.01 and 9.01 and Exhibit 99.1 of this Current Report on Form 8-K is being “furnished” and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RE/MAX HOLDINGS, INC.

Date:	November 20, 2023	By:	/s/ Karri Callahan
Karri Callahan
Chief Financial Officer